UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 20, 2025

AMMO, INC.

(Exact name of registrant as specified in charter)

Delaware	001-13101	83-1950534
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7681 E. Gray Rd.

Scottsdale, Arizona 85260

(Address of principal executive offices / Zip Code)

(480) 947-0001

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	POWW	The Nasdaq Stock Market LLC (Nasdaq Capital Market)
8.75% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.001 par value	POWWP	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 20, 2025, AMMO, Inc., a Delaware corporation (the “Company”), together with its subsidiaries AMMO Technologies, Inc., an Arizona corporation (“AMMO Tech”), Enlight Group II, LLC d/b/a Jagemann Munition Components d/b/a Buythebullets, a Delaware limited liability company (“Enlight”), Firelight Group I, LLC, a Delaware limited liability company (“Firelight”, and together with AMMO Tech, and Enlight, collectively, the “Sellers” and each a “Seller”, and the Sellers together with the Company, the “Seller Group”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Olin Winchester, LLC, a Delaware limited liability company (“Buyer”), pursuant to which Buyer agreed to (i) acquire all assets of the Sellers related to the Sellers’ business of designing, manufacturing, marketing, distributing and selling ammunition and ammunition components (collectively, the “Ammunition Manufacturing Business”) along with certain assets of the Company related to the Ammunition Manufacturing Business, and (ii) assume certain liabilities of the Seller Group related to the Ammunition Manufacturing Business, for a gross purchase price of $75,000,000, subject to customary adjustments for estimated net working capital and real property costs and prorations (the “Transaction”). The assets to be acquired, and the liabilities to be assumed, by Buyer are those primarily related to the Ammunition Manufacturing Business, including the Ammunition Manufacturing Business’ dedicated manufacturing facility in Manitowoc, Wisconsin. After the closing of the Transaction, the Company will continue to operate its online marketplace business associated with selling ammunition and firearms as a brokering agent or through direct sales (the “GunBroker Business”) through the Company’s subsidiary Speedlight Group I, LLC d/b/a GunBroker (“Speedlight”) and its subsidiaries.

The closing of the Transaction (the “Closing”) is subject to the satisfaction of customary closing conditions, including, among others, (i) the absence of any notice (whether temporary, preliminary or permanent) from a governmental authority or federal or state court of competent jurisdiction which is in effect and prevents or prohibits consummation of the Transaction, (ii) the accuracy of the representations and warranties of the parties, (iii) the parties’ compliance with their respective covenants in all material respects, (iv) the delivery by the Seller Group to Buyer of certain consents and approvals, permits, and policies, surveys, and reports related to the owned real property used in the Ammunition Manufacturing Business, and (v) the release of all liens relating to the assets being purchased in the Transaction. The Closing shall take place on the date that is two (2) business days after the day on which the last of the closing conditions are satisfied or waived in accordance with the Purchase Agreement.

The Purchase Agreement contains customary representations, warranties and covenants. The representations and warranties contained in the Purchase Agreement were made only for purposes of the Purchase Agreement and as of the specific dates; were solely for the benefit of the parties to the Purchase Agreement; may be subject to limitations agreed upon by the parties, including being qualified by disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which information may or may not be fully reflected in public disclosures.

The Purchase Agreement contains customary post-signing and post-Closing covenants, including, among others: (i) covenants by the Sellers to conduct the Ammunition Manufacturing Business in the ordinary course between execution of the Purchase Agreement and the Closing, (ii) a non-solicitation covenant that prohibits the Seller Group from (a) soliciting any competing proposals or offers from a third-party relating to the direct or indirect disposition, whether by sale, merger or otherwise, of all or any portion of the Ammunition Manufacturing Business, the equity securities of Sellers or any of the assets subject to the Transaction (an “Acquisition Proposal”), (b) entering into any discussions or negotiations, or providing any information, to a third-party relating to an Acquisition Proposal, or (c) entering into any agreements or other instruments regarding an Acquisition Proposal, (iii) a non-competition and non-solicitation covenant that restricts the Seller Group and Speedlight Group, for a five-year period following the Closing, from (a) engaging in any business similar to the Ammunition Manufacturing Business (provided that the Company shall be permitted to continue operating the GunBroker Business), (b) soliciting for hire any person who was or is an employee of the Ammunition Manufacturing Business, or (c) soliciting any customer or supplier of the Ammunition Manufacturing Business to terminate or materially reduce its dealings with the Ammunition Manufacturing Business, in each case subject to certain customary exceptions, and (iv) a requirement for each of the members of the Seller Group to remove “AMMO” or other seller intellectual property from their respective entity names after Closing.

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Pursuant to the Purchase Agreement, the Seller Group will, jointly and severally, indemnify the Buyer, its affiliates and their officers, directors, employees, accountants, consultants, investment bankers, legal counsel, agents, and other advisors and representatives (each a “Buyer Indemnified Party”), against losses incurred or sustained by, or imposed upon, a Buyer Indemnified Party as a result of, among other things: (i) any inaccuracy or breach of a fundamental representation made by the Seller Group, (ii) any breach or nonfulfillment of any covenant or agreement to be performed by any member of the Seller Group relating to the Transaction, (iii) any taxes of the Seller Group, and (iv) certain liabilities and assets excluded from the Transaction. Further, Buyer will indemnify the Seller Group, its affiliates and their officers, directors, employees, accountants, consultants, investment bankers, legal counsel, agents, and other advisors and representatives (each a “Seller Indemnified Party”), against any losses incurred or sustained by, or imposed upon, a Seller Indemnified Party, directly or indirectly as a result of: (i) any inaccuracy or breach of a fundamental representation made by Buyer, (ii) any breach or nonfulfillment of any covenant or agreement to be performed by Buyer relating to the Transaction, and (iii) the assets purchased and the liabilities assumed pursuant to the Transaction. In addition, the Buyer is obtaining a representation and warranty insurance policy.

The Purchase Agreement contains customary termination rights, including if the Closing has not occurred by July 1, 2025, then the Purchase Agreement may be terminated by either the Seller Group or Buyer.

In connection with the Transaction, at the Closing, the Seller Group and Buyer expect to enter into a Transition Services Agreement, pursuant to which the Seller Group shall provide Buyer with certain transition services related to the Ammunition Manufacturing Business, subject to the terms and conditions set forth therein.

[The above summary of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which will be filed subsequently. The Purchase Agreement will be filed to provide information regarding its terms. It is not intended to provide any other factual information about the Company or Buyer.]

Item 7.01.	Regulation FD Disclosure.

On January 21, 2025, the Company issued a press release announcing the execution of the Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

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Cautionary Statement Concerning Forward-Looking Statements

Statements contained or incorporated by reference in this report that are not historical, including statements relating the expected timing, completion and effects of the proposed Transaction between the Company and Buyer, are considered “forward-looking statements” within the meaning of the federal securities laws and are presented pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “target,” “believe,” “expect,” “will,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, among others, statements about the expected timing and structure of the proposed Transaction, the ability of the parties to complete the proposed Transaction, expected benefits of the Transaction, the Company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. Instead, they are based only on Company management’s current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Company’s control. Important factors that could cause actual results to differ materially from those described in forward-looking statements include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed Transaction; the risk that any necessary approvals may not be obtained or may be obtained subject to conditions that are not anticipated; risks that any of the other closing conditions to the proposed Transaction may not be satisfied in a timely manner; risks related to potential litigation brought in connection with the proposed Transaction; uncertainties as to the timing of the consummation of the proposed Transaction; unexpected costs, charges or expenses resulting from the proposed Transaction; risks related to disruption of management time from ongoing business operations due to the proposed Transaction; failure to realize the benefits expected from the proposed Transaction; and effects of the announcement, pendency or completion of the proposed Transaction on the ability of the parties to retain customers and retain and hire key personnel and maintain relationships with their counterparties, and on their operating results and businesses generally. Therefore, investors should not rely on any of these forward-looking statements and should review the risks and uncertainties described under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on June 13, 2024, and additional disclosures the Company makes in its other filings with the SEC, which are available on the SEC’s website at www.sec.gov. Forward-looking statements are made as of the date of this Current Report on Form 8-K, and except as provided by law, the Company expressly disclaims any obligation or undertaking to any update forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	[Press Release, dated January 21, 2025]
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 21, 2025	AMMO, INC.

	By:	/s/ Jared R. Smith
Jared R. Smith
Chief Executive Officer

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